                                                                   EXHIBIT 10(b)

                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                $468,592,000 SECURITIZATION BONDS, SERIES 2001-1

         Pursuant to Section 3.05 of the Servicing Agreement dated as of
         November 8, 2001 (the "Consumers Servicing Agreement") between
       Consumers Energy Company, as Servicer and Consumers Funding LLC, as
              Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                      Current BILLING MONTH: November 2003

CURRENT BILLING MONTH  10/31/2003 - 12/3/2003                COLLECTION CURVE 100%
---------------------------------------------                ---------------------
STANDARD BILLING FOR PRIOR BILLING MONTH
Residential Total Billed                                   $96,478,066
Residential SECURITIZATION CHARGE (SC) Billed              $ 1,207,720          1.252%

Commercial Total Billed                                    $75,716,294
Commercial SECURITIZATION CHARGE (SC) Billed               $ 1,321,619          1.745%

Industrial Total Billed                                    $47,939,584
Industrial SECURITIZATION CHARGE (SC) Billed               $ 1,383,952          2.887%

YTD NET WRITE-OFFS AS A % OF BILLED REVENUE
Non-Residential Customer Net Write-offs                          0.150%
Residential Customer Net Write-offs                              0.440%
Total Net Write-offs                                             0.270%

AGGREGATE SC COLLECTIONS

TOTAL SC REMITTED FOR BILLING MONTH
Residential Class SC Collected                             $ 1,423,976
Commercial Class SC Collected                              $ 1,295,977
Industrial Class SC Collected                              $ 1,450,229

Total SC Collected                                         $ 4,170,182

Aggregate SC Remittances for October 2003 BILLING MONTH    $ 4,538,648
Aggregate SC Remittances for November 2003 BILLING MONTH   $ 4,170,182
Aggregate SC Remittances for December 2003 BILLING MONTH   $         0
TOTAL CURRENT SC REMITTANCES                               $ 8,708,830

CURRENT BILLING MONTH 10/31/2003 - 12/3/2003                                COLLECTION CURVE 100%
--------------------------------------------                                ---------------------
CALCULATED SC COLLECTED AMOUNT RESIDENTIAL
A-1 Residential SC Collected                                                       $1,359,058
A-3 Residential T.O.D. SC Collected                                                $    3,912
A-4 Alternate Residence SC Collected                                               $   32,103
A-5 Residential Farm/Life Support SC Collected                                     $   28,903

TOTAL RESIDENTIAL SC COLLECTED                                                     $1,423,976

COMMERCIAL
B-1 General Primary (041) SC Collected                                             $   19,604
B-General Secondary (010) SC Collected                                             $  249,209
C-General Secondary (011) SC Collected                                             $  492,368
D-General Primary (018) SC Collected                                               $  287,085
F-Primary High Load Factor (032) SC Collected                                      $   47,659
GH-General Service Heating (013) SC Collected                                      $    4,025
H-Water Heating Service (014) SC Collected                                         $      611
L-1 General Energy-Only Street Lighting SC Collected                               $    2,404
L-2 General Service (Cust Owned) St Light SC Collected                             $    2,766
L-3 General Service (Co Owned) St Light SC Collected                               $   14,168
L-4 General Service Outdoor Lighting Commercial SC Collected                       $    1,924
PS-1 General Secondary Public Pumping SC Collected                                 $    6,892
PS-2 General Primary Public Pumping SC Collected                                   $    6,478
PS-3 General Optional Primary Public Pumping SC Collected                          $   35,673
R-1 General Secondary Resale SC Collected                                          $       30
R-2 General Secondary Resale SC Collected                                          $      911
R-3 General Primary Resale SC Collected                                            $   27,255
ROA-P Retail Open Access Primary (110) SC Collected                                $   69,841
ROA-S Retail Open Access Secondary Com SC Collected                                $   14,109
SPEC Grand Rapids Special Contract SC Collected                                    $    2,685
UR-General Unmetered SC Collected                                                  $   10,280

TOTAL COMMERCIAL SC COLLECTED                                                      $1,295,977

INDUSTRIAL
B-1 General Primary (042) SC Collected                                             $   21,925
B-General Secondary (020) SC Collected                                             $   37,104
C-General Secondary (021) SC Collected                                             $   74,676
CG-Cogeneration/Small Power Production Purchase SC Collected                       $    1,568
D-General Primary (028) SC Collected                                               $  531,743
F-Primary High Load Factor (033) SC Collected                                      $   76,569
GH-General Service Heating (023) SC Collected                                      $       30
GMD General Motors SC Collected                                                    $   79,547
GMF General Motors SC Collected                                                    $  128,994
GMF-1 General Motors SC Collected                                                  $   17,892
GMJ-1 General Motors SC Collected                                                  $    9,036
H-Water Heating Service (024) SC Collected                                         $        0

  CURRENT BILLING MONTH 10/31/2003 - 12/3/2003                              COLLECTION CURVE 100%
  ---------------------------------------------                             ---------------------
I-General Primary Interruptible (034) SC Collected                                 $        0
J-1 General Alternative Electric Metal Melting SC Collected                        $   23,521
J-General Primary Electric Furnace (037) SC Collected                              $    4,677
L-4 General Service Outdoor Lighting Industrial SC Collected                       $      112
R-3 General Primary Resale (027) SC Collected                                      $       17
ROA-P Retail Open Access Primary (111) SC Collected                                $  296,094
ROA-S Retail Open Access Secondary Ind SC Collected                                $    2,645
SC - Special Contract Industrial SC Collected                                      $  144,079

TOTAL INDUSTRIAL SC COLLECTED                                                      $1,450,229

TOTAL SC COLLECTED                                                                 $4,170,182

Executed as of this 19th day of December 2003.

                                      CONSUMERS ENERGY COMPANY
                                      AS SERVICER

                                      /s/ Glenn P. Barba
                                      ------------------------------------------
                                      Glenn P. Barba, Vice President, Controller
                                      and Chief Accounting Officer

CC: Consumers Funding LLC
    One Energy Plaza
    Jackson, Mi  49201